Exhibit 10.1

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED

FIRST LIEN CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated as of April 9, 2013 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012 and by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Swing Line Lender, each Issuer, and the Lenders amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions.

  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendments to Credit Agreement.

(a) Amendment to Title Page of Credit Agreement.  The notional amount of $925,000,000 set forth on the title page to the Credit Agreement is replaced with the notional amount of $1,700,000,000.  The list of Lead Arrangers is deleted and the following inserted in place thereof “RBS SECURITIES INC., UBS SECURITIES LLC and WELLS FARGO SECURITIES LLC”.  The list of Syndication Agents is deleted and the following inserted in place thereof “WELLS FARGO BANK, N.A.”.

(b) Amendment to Introductory Paragraph of Credit Agreement.  The introductory paragraph of the Credit Agreement is amended (i) by deleting the name and defined term “WELLS FARGO BANK, N.A. (“WFBNA”)” and inserting in place thereof the name and defined term “WELLS FARGO SECURITIES LLC (“WF Securities”)”, (ii) deleting the other instance of the acronym “WFBNA” in such introductory paragraph and inserting in place thereof the following name and defined term “WELLS FARGO BANK, N.A. (“WFBNA”)”, and (iii) deleting “and UBS Loan Finance LLC (“UBS”)”.

(c) Amendment to Section 1.1 of Credit Agreement.  Section 1.1 of the Credit Agreement is amended by adding the following thereto in alphabetical order:

“Aggregate Commitment” means the aggregate of the Revolving Loan Commitments of each Lender and, without duplication, the Swing Line Loan Commitment of the Swing Line Lender; provided that in no event shall the Aggregate Commitment exceed the Maximum Facility Amount.  For the avoidance of doubt, the Aggregate Commitment may be increased pursuant to Section 2.11 or decreased pursuant to Section 2.2.

“Commitment Schedule” means Schedule III attached to this Agreement, provided that the table on such Schedule III shall be deemed updated without a vote or other action by the Borrower or the Lenders whenever the Administrative Agent notifies the Lenders, pursuant to Section 2.9, of their respective updated Percentages.  For the avoidance of doubt, no such deemed update of the Commitment Schedule will be effective to increase a Lender’s Revolving Loan Commitment (without the consent of such Lender) or to modify the paragraphs identified by one or more asterisks following the table on such Schedule III.

“Excluded Swap Obligations” means, with respect to any Obligor (other than Borrower), any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of the Commodity Exchange Act (a “CEA Swap Obligation”), if, and to the extent that, all or a portion of the guarantee of such Obligor of, or the grant by such Obligor of a security interest to secure, such CEA Swap Obligation (or any guarantee obligation thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order thereunder (or the application or official interpretation of any thereof) by virtue of such Obligor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act.

“Fourth Amendment Effective Date” means April 9, 2013.

“Increase Effective Date” is defined in Section 2.11.2.

“Maximum Facility Amount” means $1,700,000,000.

“Non-Consenting Lender” means in connection with any proposed amendment, modification, waiver or termination of a Loan Document requiring the consent of all Lenders, if the consent of at least the Required Lenders is obtained, but the consent of the other Lenders whose consent is required is not obtained, any such Lender whose consent is not obtained.

“UBS” means UBS AG, Stamford Branch.

“UBS Securities” is defined in the Preamble.

“Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Credit Exposures of the Lenders on such day, and the denominator of which is the lesser of the Borrowing Base or the Aggregate Commitment in effect on such day.

“WF Securities” is defined in the Preamble.

(d) Amendment to Section 1.1 of Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of “BNPPSC”, “Borrowing Base Utilization Percentage” and “Revolving Loan Commitment Amount”.

(e) Amendment to Section 1.1 of Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety to read as follows:

“Applicable Commitment Fee Margin” means (i) at all times when the Utilization Percentage equals or exceeds 50%, 0.500% and (ii) at all time when the Utilization Percentage is less than 50%, 0.375%.

“Fee Letter” means the Fee Letter, dated April 9, 2013, by and among the Borrower and the Administrative Agent.

“Lead Arranger” means, collectively, RBS Securities, UBS Securities and WF Securities.

“Letter of Credit Commitment Termination Date” means the date that is five Business Days prior to the Loan Commitment Termination Date; provided that notwithstanding the foregoing, the Letter of Credit Commitment Termination Date shall be June 8, 2017, unless prior to such date, the 2010 Notes have been prepaid, redeemed or refinanced as permitted under Section 7.2.2(b) or Section 7.2.15, as applicable.

“Percentage” means, relative to any Lender, the percentage determined as provided in the Commitment Schedule, as such percentage may be adjusted from time to time as described in such Commitment Schedule.  A Lender shall not have any Loan Commitment or Letter of Credit Commitment if its Percentage is zero.

“Revolving Loan Availability” means, (A) on any date when the Aggregate Commitment exceeds the Borrowing Base, an amount equal to the Borrowing Base in effect on such date less the Swing Line Loan Commitment Amount and (B) on any date when the Borrowing Base equals or exceeds the Aggregate Commitment, an amount equal to the Aggregate Commitment in effect on such date less the Swing Line Loan Commitment Amount.  In the event that the Swing Line Lender gives notice of a Mandatory Borrowing pursuant to Section 2.3.2, the Swing Line Loan Commitment Amount will be reduced to zero automatically.

“Revolving Loan Commitment” means, as to any Lender, the obligations of such Lender, if any, to make Revolving Loans (including, without limitation, any Mandatory Borrowing) and participate in Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth opposite such Lender’s name under the heading “Revolving Loan Commitment” on the Commitment Schedule, or, as the case may be, in the Lender Assignment Agreement pursuant to which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.

“Stated Maturity Date” means April 9, 2018; provided that in the event that the 2010 Notes are not prepaid, redeemed or refinanced as permitted under Section 7.2.2(b) or Section 7.2.15, as applicable, on or prior to June 15, 2017, then the Stated Maturity Date shall automatically without further action or notice be June 15, 2017.

“Swing Line Loan Commitment Amount” means, on and as of the Fourth Amendment Effective Date, the amount of $15,000,000 and thereafter on any date such amount as such amount may be increased or reduced from time to time pursuant to Section 2.2 and Section 2.8.9; provided, however, that if the Swing Line Lender gives notice of a Mandatory Borrowing pursuant to Section 2.3.2, then the Swing Line Loan Commitment Amount shall automatically and without further action reduce to zero upon the giving of such notice; and provided, further that at no time shall such Swing Line Loan Commitment Amount exceed an amount equal to the least of (i) $30,000,000, (ii) an amount equal to five percent (5%) of the Borrowing Base in effect at such time and (iii) an amount equal to the Revolving Loan Commitment of the Swing Line Lender stated on the Commitment Schedule.

(f) Amendment to Section 1.1 of Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by modifying the following defined terms as stated below.

(i) The definition of “Applicable Margin” is hereby amended by (A) deleting the two instances of “Borrowing Base Utilization Percentage” and inserting in place thereof the term “Utilization Percentage” and (B) deleting the pricing grid set forth in such definition and inserting in place thereof the pricing grid set forth on Annex III attached to this Amendment.

(ii) The definition of “Cash Collateralize” is hereby amended by deleting the term “BNP Paribas” wherever it appears and inserting in place the term thereof “WFBNA”.

(iii) The definition of “Commitment Amount” is hereby amended by deleting the term “Revolving Loan Commitment Amount” and inserting in place thereof the term “Aggregate Commitment”.

(iv) The definition of “Issuer” is hereby amended by deleting the name “UBS AG, Stamford Branch” and inserting in place thereof the defined term “UBS”.

(v) The definition of “Loan Commitment Termination Date” is hereby amended by deleting the term “Revolving Loan Commitment Amount” and inserting in place thereof the term “Aggregate Commitment”.

(vi) The definition of “Obligations” is hereby amended by inserting the following sentence at the end of such definition: “Notwithstanding the foregoing, with respect to any Obligor (other than Borrower), the term “Obligations” shall not include Excluded Swap Obligations.”

(vii) The definition of “Total Debt” is hereby amended by (A) deleting the term “BNP Paribas” wherever it appears and inserting in place the term thereof “WFBNA” and (B) deleting the name “UBS AG, Stamford Branch” and inserting in place thereof the defined term “UBS”.

(g) Amendment to Section 2.1.1(b) of the Credit Agreement.  Section 2.1.1(b) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(b)           On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans.  No Revolving Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, (i) such Lender’s Credit Exposure would exceed such Lender’s Percentage of the lesser of (A) such Lender’s Revolving Loan Commitment Amount and (B) the Borrowing Base then in effect or (ii) the aggregate Credit Exposures of all Lenders would exceed the lesser of (A) the Aggregate Commitment and (B) the Revolving Loan Availability then in effect.  Furthermore, the Swing Line Lender shall not be permitted or required to make Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount or (ii) the aggregate principal amount of Swing Line Loans at any time outstanding, when combined with (x) the aggregate principal amount of all Revolving Loans then outstanding and (y) all Letter of Credit Outstandings at such time, would exceed the Aggregate Commitment then in effect.”

(h) Amendment to Section 2.1.2 of the Credit Agreement.  The sentence immediately following clause (b) of Section 2.1.2 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“No Issuer shall be permitted or required to issue any Letter of Credit and no Lender is required to purchase a participation in such Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the aggregate Credit Exposures of all Lenders would exceed the lesser of (A) the Aggregate Commitment and (B) the Revolving Loan Availability then in effect.”

(i) Amendment to Section 2.2 of the Credit Agreement.  Section 2.2 of the Credit Agreement is hereby amended by deleting the term “Revolving Loan Commitment Amount” wherever it appears and inserting in place thereof the term “Aggregate Commitment”.

(j) Amendment to Section 2.3.2(b) of the Credit Agreement.  Section 2.3.2(b) of the Credit Agreement is hereby amended by (A) deleting each occurrence of the term “Revolving Loan Commitment Amount” wherever it appears and inserting in place thereof the term “Aggregate Commitment” and (B) deleting “any reduction” from subclause (iii) of the second sentence of such Section 2.3(b) and inserting in place thereof “any termination or reduction”.

(k) Amendment to Section 2.6.7 of the Credit Agreement.  Section 2.6.7 of the Credit Agreement is hereby amended by deleting the term “BNP Paribas” wherever it appears and inserting in place thereof the term “WFBNA”.

(l) Amendment to Section 2.8.6 of the Credit Agreement.  Section 2.8.6 of the Credit Agreement is hereby amended by deleting “and Section 7.2.10(e)” and inserting in place thereof “and Section 7.2.2(j)”.

(m) Amendment to Section 2.8.9 of the Credit Agreement.  The first sentence of Section 2.8.9 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“In connection with any redetermination of the Borrowing Base pursuant hereto, the Borrower may request the Swing Line Lender to increase or decrease the Swing Line Commitment Amount and the Swing Line Lender shall have a right to agree to any such increase in the Swing Line Loan Commitment Amount to an amount determined in its sole discretion; provided, however, that any such increase in the amount shall not cause the Swing Line Loan Commitment Amount to exceed the limits set forth in the definition of “Swing Line Loan Commitment Amount”; provided further that, if the amount of the Swing Line Loan Commitment Amount proposed by the Swing Line Lender and the Borrower shall exceed the limits set forth in the definition of “Swing Line Loan Commitment Amount”, then such amount shall be reduced immediately and automatically to the highest amount that does not exceed such limitations; provided that notwithstanding the foregoing, the Borrower and the Swing Line Lender shall not increase the Swing Line Loan Commitment Amount to an amount that would cause the sum of the Lenders’ outstanding Revolving Loans and Letter of Credit Outstandings to exceed the Revolving Loan Availability.”

(n) Amendment to Section 2.9 of the Credit Agreement.  The first sentence of Section 2.9 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“In the event that any Lender’s Percentage shall change (as required by this Agreement) at a time when there are outstanding Revolving Loans, including as a result of (i) a change in the Revolving Loan Commitment of any Lender or in the Aggregate Commitment pursuant Section 2.2 or Section 2.11, (ii) a change in the Swing Line Loan Commitment Amount pursuant to Section 2.2 or Section 2.8.9, (iii) the Swing Line Lender’s giving a notice of Mandatory Borrowing pursuant to Section 2.3.2 or (iv) an assignment of Commitments pursuant to Section 10.11, (x) the Administrative Agent shall promptly notify each Lender of the change of its Percentage, and the amount by which the outstanding Revolving Loans held by such Lender are greater than or less than, as the case may be, its then changed Percentage of all Revolving Loans and (y) such Lender shall promptly, and in any event within one Business Day of receipt of such notice from the Administrative Agent, purchase or sell, as the case may be, a portion of the outstanding Revolving Loans held by it such that after giving effect to such purchases and sales, each Lender shall hold an amount of the outstanding Revolving Loans equal to its updated Percentage of all Revolving Loans.”

(o) Amendment to Section 2.10 of the Credit Agreement.  Section 2.10(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(i)           all or any part of such Letter of Credit Outstandings of such Defaulting Lender shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Percentages but only to the extent that as a result thereof (x) the sum of all Non-Defaulting Lenders’ Credit Exposure plus such Defaulting Lender’s Letter of Credit Outstandings would not exceed an amount equal to the Non-Defaulting Lenders’ Percentage of the lesser of (A) the Aggregate Commitment and (B) the Revolving Loan Availability then in effect, (y) the sum of each Non-Defaulting Lender’s Credit Exposure plus such Non-Defaulting Lender’s share under this clause (i) of such Defaulting Lender’s Letter of Credit Outstandings would not exceed an amount equal to such Non-Defaulting Lender’s Percentage of the lesser of (A) the existing Aggregate Commitment and (B) the Revolving Loan Availability then in effect and (z) the conditions set forth in Section 5.2 are satisfied at such time; and”

(p) Amendment to Article 2 of the Credit Agreement.  Article 2 of the Credit Agreement is hereby amended by adding the following Section 2.11:

“Section 2.11                                Increase of Aggregate Commitments

Section 2.11.1                         Increases.  Borrower shall have the right (in consultation with Administrative Agent), without the consent of any Lenders, to cause from time to time an increase in the Aggregate Commitment (x) by adding to this Agreement one or more additional Lenders pursuant to a joinder agreement in form and substance satisfactory to Administrative Agent and its counsel; provided that such additional Lenders shall be Eligible Assignees and the Administrative Agent and each Issuer and the Swing Line Lender shall have consented to such additional Lender (such consent not to be unreasonably withheld) or (y) by inviting one or more Lenders to increase its respective Revolving Loan Commitment, provided, however, (i) no Default shall exist, (ii) no such increase shall result in the Aggregate Commitment exceeding the Maximum Facility Amount, (iii) no such increase shall be in an amount less than $5,000,000, (iv) no Lender’s Revolving Loan Commitment or any other Commitment shall be increased without such Lender’s consent, (v) the Borrower may increase the Aggregate Commitment pursuant to this Section 2.11 no more than four times per calendar year and (vi) the Applicable Commitment Fee Margin and the Applicable Margin paid to each additional Lender or increasing Lender shall be no more favorable than the Applicable Commitment Fee Margin and the Applicable Margin paid by the Borrower to the other Lenders hereunder.

Section 2.11.2                         Effective Date and Allocations.  If the Aggregate Commitment is increased in accordance with this Section 2.11, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of the Aggregate Commitment after giving effect to such increase.  The Administrative Agent shall promptly determine each Lender’s Percentage, after giving effect to such increase, and notify the Borrower and the Lenders of the final Percentages, each Lender’s Revolving Loan Commitment and the Increase Effective Date by delivering an updated Commitment Schedule to this Agreement.

Section 2.11.3                         Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Increase Effective Date (in sufficient copies for each Revolving Lender) signed by an Authorized Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.11.3, the representations and warranties contained in subsections (a) and (b) of Section 7.1.1 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.1.1, and (B) no Event of Default has occurred or is continuing.  As a condition precedent to such increase, the Borrower shall deliver a duly executed Note payable to each additional Lender or increasing Lender that requests a Note (or replacement Note, as applicable).

Section 2.11.4                         Assignments Among Lenders.  Effective on the Increase Effective Date and after giving effect to the joinder of any additional Lenders under Section 2.11.1, each Lender shall be deemed to sell and assign to the each other Lender hereunder and each Lender hereunder shall be deemed to purchase and accept subject to and in accordance with the Standard Terms and Conditions set forth in Annex I to Exhibit D of the Credit Agreement so much of the Aggregate Commitment such that after giving effect to such sales and assignments, the Lenders have the respective Revolving Loan Commitments and Percentages set forth in the Commitment Schedule delivered by the Administrative Agent pursuant to Section 2.11.2.  The Administrative Agent, the Issuing Bank, the Swing Line Lender and the Borrower hereby consent to each such sale and assignment.

Section 2.11.5                         Conflicting Provisions.  This Section 2.11 shall supersede any provisions in Section 4.8 or Section 10.01 to the contrary.”

(q) Amendment to Section 3.1.1(b) of the Credit Agreement.  Section 3.1.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)           On each date when, after giving effect to any termination or reduction of the Commitments pursuant to Section 2.2, the aggregate of the Lenders’ Credit Exposure exceeds the Aggregate Commitment then in effect, the Borrower shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize the Letter of Credit Outstandings, in an aggregate amount equal to such excess.”

(r) Amendment to Section 3.1.1(c) of the Credit Agreement.  Section 3.1.1(c) of the Credit Agreement is hereby amended by deleting the parenthetical “(or earlier, if otherwise required pursuant to Section 7.2.10(e))”.

(s) Amendment to Section 4.6(g) of the Credit Agreement.  Section 4.6(g) of the Credit Agreement is hereby amended by (i) deleting the phrase “or becomes a Defaulting Lender” and inserting in place thereof the phrase “, becomes a Defaulting Lender or becomes a Non-Consenting Lender”, (ii) deleting the phrase “such demand” and inserting in place thereof the phrase “such demand or such event causing such Lender to become a Defaulting Lender or a Non-Consenting Lender” and (iii) deleting the phrase “within 30 days of receipt by the Borrower” and inserting in place thereof the phrase “within 45 days of receipt by the Borrower”.

(t) Amendment to Section 6.21 of the Credit Agreement.  Section 6.21 of the Credit Agreement is hereby amended by deleting the phrase “PP Debt Documents, the”.

(u) Amendment to Section 7.1.1 of the Credit Agreement.  Clause (c) of Section 7.1.1 of the Credit Agreement is hereby amended by deleting the phrase “and (ii)” and inserting in place thereof the phrase “, (ii) certifying that the Borrower and its Subsidiaries are in compliance with the requirements of Section 7.1.4 as of the date of such certificate either (A) through a third party insurer or (B) through an Affiliate of the Borrower and stating the level of capitalization of such Affiliate as of the date of such certificate and the dollar amount of the coverages insured by such Affiliate on the date of such certificate and (iii)”.

(v) Amendment to Section 7.1.4 of the Credit Agreement.  Section 7.1.4 of the Credit Agreement is hereby amended by deleting the phrase “as reasonably required by the Administrative Agent” and inserting in place thereof the phrase “as reasonably required by the Administrative Agent; provided that EXXI Insurance shall be required to obtain reinsurance only on coverages that, in the aggregate, exceed the lesser of (i) the amount of EXXI Insurance’s net capital and (ii) $15,000,000, in the aggregate for all such coverages.”.

(w) Amendment to Section 7.1.16 of the Credit Agreement.  Section 7.1.16 of the Credit Agreement is hereby amended by deleting the phrase “the Commitment Amount” and inserting in place thereof the phrase “Aggregate Commitment”.

(x) Amendment to 7.2.2(b) of the Credit Agreement.  Section 7.2.2(b) of the Credit Agreement is hereby amended by deleting the phrase “all or any portion of such Indebtedness” and inserting in place thereof the phrase “all or any portion of such Indebtedness (including amounts relating to fees and premiums incurred in connection with such refinancing)”

(y) Amendment to 7.2.2(j) of the Credit Agreement.  Section 7.2.2(j) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(j)           Indebtedness (including, but without duplication, Contingent Liabilities of the Subsidiary Guarantors in respect thereof) incurred in an amount not to exceed an aggregate outstanding principal amount of up to $750,000,000 so long as such Indebtedness remains at all times unsecured Indebtedness and such Indebtedness does not have a maturity date that is prior to the date that is six (6) months after the Stated Maturity Date and the refinancing of all or any applicable portion of such Indebtedness (including amounts relating to fees and premiums incurred in connection with such refinancing) so long as such refinancing is on terms and conditions that are, taken as a whole, no less favorable to the Lenders (the “Permitted Unsecured Indebtedness”); provided, however, that if the Borrower or any of its Subsidiaries shall incur Permitted Unsecured Indebtedness that results in the aggregate outstanding principal amount of Permitted Unsecured Indebtedness exceeding $250,000,000, the Borrowing Base shall automatically and simultaneously without further action reduce by an amount equal to 25% of such excess (or portion of such excess attributable to such incurrence), in each case until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of this Agreement;”

(z) Amendment to 7.2.6(b) of the Credit Agreement.  Section 7.2.6 of the Credit Agreement is hereby amended by deleting the parenthetical in clause (b) of such Section 7.2.6 and inserting in place thereof the phrase “(together with any Taxes that would be incurred as a result of such Restricted Payment being made in the form of a dividend to Parent or any of its Subsidiaries), provided that prior to making such Restricted Payment, Borrower shall provide the Administrative Agent with a calculation of such attributable taxes in detail and form reasonably acceptable to the Administrative Agent;”.

(aa) Amendment to 7.2.6(d) of the Credit Agreement.  Section 7.2.6(d) of the Credit Agreement is amended by (i) changing the amount “17,000,000” that appears in subclause (x) of such Section 7.2.6(d) to “$50,000,000”, (ii) deleting the word “preferred” from subclause (x) of such Section 7.2.6(d), (iii) amending the first further proviso of Section 7.2.6(d) of the Credit Agreement by deleting the phrase “the Commitment Amount” wherever it appears and inserting in place thereof the phrase “Aggregate Commitment”, (iv) amending the first further proviso of Section 7.2.6(d) of the Credit Agreement by deleting subclause (ii) of such first further proviso and inserting in place thereof the following “(ii) (Reserved)”, and (v) by amending subclause (iii) of such further proviso by deleting the phrase “clause (w) or (x),” and replacing it with the phrase “clause (w), (x) or (y)”.

(bb) Amendment to Schedule II.  Schedule II to the Credit Agreement is amended and replaced in its entirety with Schedule II set forth in Annex I of this Amendment and Schedule III set forth in Annex II of this Amendment is inserted immediately after such revised Schedule II.

(cc) Amendment to Exhibit E.  Exhibit E to the Credit Agreement is hereby amended by inserting the following paragraph 7 immediately following the final paragraph of such Exhibit E:

“7.           Insurance.  [Select as appropriate] [The Borrower and its Subsidiaries are in compliance with the requirements of Section 7.1.4 as of the date hereof through a third party insurer.] [The Borrower and its Subsidiaries are in compliance with the requirements of Section 7.1.4 as of the date hereof through _____________, which is an Affiliate of the Borrower (for purposes of this Compliance Certificate, the “Affiliate Insurer”).  The capitalization of the Affiliate Insurer on the date hereof is $__________.  The dollar value of the coverages retained, net of any reinsurance obtained, by the Affiliate Insurer, on the date hereof is $___________.]”

(dd) Amendment to Exhibit K.  Exhibit K to the Credit Agreement is hereby amended by (A) deleting the term “Borrowing Base Utilization Percentage” from paragraph 3 and inserting the term “Utilization Percentage” in place thereof and (B) deleting each occurrence of the term “Commitment Amount” wherever it appears and inserting in place thereof the term “Aggregate Commitment”.

(ee) Amendment to the Credit Agreement.  Each instance of the term “Swing Line Commitment Amount” is hereby deleted and the term “Swing Line Loan Commitment Amount” is inserted in place thereof.  The one instance of the term “Swing Line Commitment” is hereby deleted and the term “Swing Line Loan Commitment” is inserted in place thereof.  Each instance of the name “Mayer Brown LLP” is hereby deleted and the name “Cadwalader, Wickersham & Taft LLP” is inserted in place thereof.

Section 3. Borrowing Base.

Section 4.   The Borrower and the Lenders hereby agree that effective as of the Effective Date, the Borrowing Base shall be equal to $850,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement.

Section 4. Conditions to Effectiveness.

  This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section 4 have been satisfied.

(a) The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuers and all of the Lenders.

(b) The Administrative Agent shall have received, for the account of each Lender that has requested a replacement Note, a Note payable to the order of such Lender duly executed and delivered by an Authorized Officer of the Borrower.

(c) The Administrative Agent shall have received counterparts of each applicable Fee Letter signed on behalf of each party thereto.

(d) The Administrative Agent shall have received counterparts (in sufficient counterparts for filing in each applicable county or parish) of amendments to each Mortgage in form and substance satisfactory to the Administrative Agent, signed by each party thereto and notarized.

(e) The Administrative Agent shall have received from each Obligor a certificate, dated as of the Effective Date, duly executed and delivered by such Obligor (i) certifying that the Organic Documents of such Obligor that were delivered on the Closing Date remain in full force and effect and have not been amended or modified (or to the extent of any amendment or modification, attaching copies of such Organic Documents and certifying that such copies are true, correct and complete copies), (ii) certifying that the persons shown on the incumbency certificates delivered on the Closing Date continue to reflect the persons authorized to act with respect to each Loan Document (or to the extent of any change in persons authorized to act with respect to each Loan Document, attaching specimen signatures of each person authorized to act with respect to each Loan Document and certifying as to such person’s name, title and authority to act with respect to each Loan Document), (iii) attaching copies of resolutions of such Obligor’s Board of Directors (or similar managing body) then in full force and effect authorizing, to the extent relevant, all aspects of the transactions contemplated by this Amendment applicable to such Obligor and the execution, delivery and performance of this Amendment and the other Loan Documents delivered on the Effective Date (collectively, the “Effective Date Loan Documents”) entered into by such Obligor and the transactions contemplated hereby and thereby, and (iv) certifying that no consents, licenses and approvals are required in connection with the execution, delivery and performance by such Obligor and the validity against such Obligor of this Amendment and the other Effective Date Loan Documents.

(f) The Administrative Agent shall have received a certificate from the Borrower certifying as to the matters set forth in Section 5.2.1 of the Credit Agreement, provided that each reference to a “Credit Extension” shall be deemed to be a reference to this Amendment and the transactions contemplated hereby.

(g) The Administrative Agent shall have received legal opinions, dated the Effective Date and addressed to the Administrative Agent and all Lenders covering such matters as deemed reasonably necessary by the Administrative Agent and in form and substance, and from counsel, satisfactory to the Administrative Agent.

(h) The Administrative Agent shall have received such other documents and amendments to Loan Documents as it may reasonably request.

(i) The representations and warranties in Section 5 below shall be true and correct.

(j) No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

(k) The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 of the Credit Agreement and, if then invoiced, pursuant to Section 10.3 of the Credit Agreement.

Section 5. Representations and Warranties.

  The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof; and

(d) no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 6. Assignments.  Effective on the Effective Date, each Lender hereby irrevocably sells and assigns to the each other Lender hereunder and each Lender hereunder hereby irrevocably purchases and accepts subject to and in accordance with the Standard Terms and Conditions set forth in Annex I to Exhibit D of the Credit Agreement so much of the Aggregate Commitment such that after giving effect to such sales and assignments, the Lenders have the respective Revolving Loan Commitments and Percentages set forth in the Commitment Schedule attached hereto as Annex II and to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Lenders (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the other Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned hereby.  Such sale and assignment is without recourse to the selling Lenders and without representations or warranty by the selling Lenders except as expressly provided in paragraph 1.1 of the Standard Terms and Conditions.  The Administrative Agent, the Issuing Bank, the Swing Line Lender and the Borrower hereby consent to the foregoing sale and assignment.

Section 7. Loan Document; Ratification.

(a) This Amendment is a Loan Document.

(b) The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 8. Costs and Expenses.

  As provided in Section 10.3 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 9. GOVERNING LAW.

  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 10. Severability.

  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11. Counterparts.

  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 12. No Waiver.

  The express waivers set forth herein are limited to the extent expressly provided in this Amendment and, except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

Section 13. Successors and Assigns.

  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 14. Entire Agreement.

  THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:	__/s/ Sanjay Remond__________________

Name: Sanjay Remond

Title: Authorised Signatory

UBS AG, STAMFORD BRANCH, as Lender and Issuer

By:	__/s/ Lana Gifas______________________

Name: Lana Gifas

Title: Director

By:	__/s/ Joselin Fernandes_________________

Name: Joselin Fernandes

Title: Associate Director

WELLS FARGO BANK, N.A., as Issuer and Lender

By:	__/s/ Patrick J. Fults___________________

Name: Patrick J. Fults

Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	__/s/ Robert S. James__________________

Name: Robert S. James

Title: Vice President

REGIONS BANK, as Lender and
as Swing Line Lender

By:	__/s/ Kelly L. Elmore III________________

Name: Kelly L. Elmore III

Title: Managing Director

ING CAPITAL LLC, as Lender

By:	__/s/ Juli Bieser_______________________

Name: Juli Bieser

Title: Director

NATIXIS, as Lender

By:	__/s/ Timothy Polvado_________________

Name: Timothy Polvado

Title: Senior Managing Director

By:	__/s/ Mary Lou Allen__________________

Name: Mary Lou Allen

Title: Director

THE BANK OF NOVA SCOTIA, as Lender

By:	__/s/ Terry Donovan___________________

Name: Terry Donovan

Title: Managing Director

CITIBANK, N.A., as Lender

By:	__/s/ Phil Ballard______________________

Name: Phil Ballard

Title: Vice President

BARCLAYS BANK PLC, as Lender

By:	__/s/ Vanessa A. Kurbatskiy_____________

Name: Vanessa A. Kurbatskiy

Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	__/s/ Christopher Day__________________

Name: Christopher Day

Title: Vice President

By:	__/s/ Wei-Jen Yuan____________________

Name: Wei-Jen Yuan

Title: Associate

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	__/s/ Debbi L. Brito___________________

Name: Debbi L. Brito

Title: Authorized Signatory

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	__/s/ H. Brock Hudson_________________

Name: H. Brock Hudson

Title: Senior Vice President

IBERIABANK, as Lender

By:	__/s/ Cameron D. Jones________________

Name: Cameron D. Jones

Title: Vice President

COMERICA BANK, as Lender

By:	__/s/ Jeffery Treadway_________________

Name: Jeffery Treadway

Title: Vice President

WHITNEY BANK, as Lender

By:	__/s/ Liana Tchernysheva_______________

Name: Liana Tchernysheva

Title: Senior Vice President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

ENERGY XXI ONSHORE, LLC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

ENERGY XXI PIPELINE, LLC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

ENERGY XXI LEASEHOLD, LLC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

ENERGY XXI PIPELINE II, LLC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

MS ONSHORE, LLC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI U.S.A., INC

By:	__/s/ Ben Marchive____________________

Name: Ben Marchive

Title: President